Exhibit 10.1

ASSIGNMENT AND RELEASE AGREEMENT

THIS ASSIGNMENT AND RELEASE AGREEMENT (this “Agreement”) is entered into on December 8, 2023 by and among micromobility.com Inc. (f/k/a Helbiz Inc.), a Delaware corporation (the “Borrower”), the financial institutions or entities parties hereto (the “Lenders”), Securis Investment Partners, LLP, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and YA II PN, Ltd., (the “Assignee”).

R E C I T A L S:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Loan and Security Agreement, dated as of March 23, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Administrative Agent and the Lenders agreed to make certain loans and other financial accommodations to the Borrower:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain settlement agreement, dated November 27, 2023 (the “Settlement Agreement”) which provided for the Borrower to pay to the Administrative Agent for distribution to the Lenders consideration in an aggregate amount of $3,595,000 (the “Settlement Amount”) on or before December 8, 2023, for the purposes of settling all outstanding Obligations of the Borrower, pursuant to the terms and conditions, and such other agreements as set forth therein:

WHEREAS, the Administrative Agent and the Lenders are the legal and equitable owner and holder on the Term Loans under the Loan Agreement; the aggregate principal amount outstanding under the Loan Agreement as of the date hereof is $15,000,000 and the current maturity date is December 8, 2023;

WHEREAS, Assignee has offer to purchase and the Administrative Agent and the Lenders have agreed to assign to Assignee, all of the rights, title and interests of the Administrative Agent and the Lenders in, to and under the Loan Agreement and all other documents that evidence or secure the obligations under the Loan Agreement (collectively, the “Loan Documents”) in exchange for the payment from the Assignor of the Settlement Amount, subject to the terms and conditions contained herein; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

1.Assignment. Subject to the terms of this Agreement, in exchange for payment of the Settlement Amount as set forth in Section 2 below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignee hereby agrees to absolutely, irrevocably and unconditionally purchase and assume from the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders agree to absolutely, irrevocably and unconditionally sell, assign, convey, and endorse to the Assignee, all of the rights, title and interests and all of the obligations of the Administrative Agent and the Lenders, in their capacities as Administrative Agent and Lenders, as applicable, in, to and under the Loan Documents (collectively, the “Assigned Interests”), without recourse to the Administrative Agent or any Lender, and, except as expressly provided herein, without representation or warranty of any kind, express or implied, by the Administrative Agent or any Lender. None of the Administrative Agent nor any Lender assumes any responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1

2. Purchase Price. The Assignee shall pay to the Administrative Agent for distribution to the Lenders, the Settlement Amount in cash in immediately available funds, by wire transfer to the accounts detailed in Schedule A.

3.Closing. The Administrative Agent and the Lenders and Assignee shall consummate the purchase and sale of the Loan Documents (the “Closing”) on the date of execution of this Agreement (the “Closing Date”), but in any event not later than December 8, 2023 (unless otherwise agreed by the Administrative Agent and the Lenders), upon (a) execution and delivery of this Agreement and any such documents and instruments as may be legally necessary or otherwise reasonably required to effect the transfer of the Assigned Interests and (b) payment of the Settlement Amount as set forth in Section 2 of this Agreement.

4.Further Assurances. Effective upon the Closing, at Assignee’s sole cost and expense:

a) the Administrative Agent agrees to take such further commercially reasonable action and to execute and deliver, or cause to be executed and delivered, any and all other documents which are, in the reasonable opinion of the Assignee’s counsel, necessary or desirable to effect the transfer of the Assigned Interests to Assignee;

b) the Borrower, the Administrative Agent and the Lenders authorize the Assignee to file at any time financing statements, continuation statements and amendments thereto with all appropriate jurisdictions to effect the transfer of the Assigned Interests to Assignee, including filings with the United States Patent and Trademark Office, the United States Copyright Office and any applicable governmental or other authority in any other jurisdiction;

c) the Borrower, the Administrative Agent and the Lenders agree that the Settlement Agreement shall automatically terminate and no longer have any force or effect, including, without limitation, the termination of the Loan Documents contemplated by Section 3.2 therein. The parties intend for this Agreement to supersede and replace the Settlement Agreement in its entirety;

d)the Administrative Agent and the Lenders agree to deliver to Assignee copies of any loan documents relating to the Loan Documents that the Administrative Agent and the Lenders have in its possession;

e)the Administrative Agent and the Lenders agree to execute and deliver such documents as might reasonably be requested by Assignee to fully effectuate the transfer of the Assigned Interests; and

f) the Administrative Agent shall resign as the administrative agent under the Loan Documents and the Assignee shall be appointed as the new administrative agent, in each case, automatically upon Closing without further act by any Person. .

5. Representations and Warranties of the Assignee. Assignee hereby represents, warrants and covenants to the Administrative Agent and the Lenders that each of the following is true and accurate as of the date hereof, which representations, warranties and covenants shall survive the execution and delivery of this Agreement.

a)Organization: Authority. The Assignee is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Assignee of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Assignee. This Agreement, when executed and delivered by the Assignee, will constitute a valid and legally binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2

b)Investment Experience: Access to Information. The Assignee (a) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the purchase of the Loan Documents, (b) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Loan Documents, and (d) has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interests.

c)General Solicitation. The Assignee is not accepting such Assignment as a result of any advertisement, article, notice or other communication regarding the Loan Documents published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

6.Representations and Warranties of the Administrative Agent and the Lenders. The Administrative Agent and each of the Lenders, for itself alone hereby represents, warrants and covenants to the Assignee that each of the following is true and accurate as of the date hereof, which representations, warranties and covenants shall survive the execution and delivery of this Agreement.

a)Ownership. The Administrative Agent and each of the Lenders is the sole legal and beneficial owner of the Assigned Interests and has not assigned or otherwise transferred to any third party any rights with respect to its interest in the Assigned Interests or any rights to its interest in the collateral securing the Term Loans and has not released any collateral securing the Term Loans or modified or terminated its security interest in such collateral. The Loan Documents attached as Exhibit “A” to this Agreement are true, correct and complete copies of such documents. The Loan Agreement has not been amended, revised, modified or changed in any manner from the form attached as Exhibit “A” hereto.

b) Capacity. The Administrative Agent and each of the Lenders has all right, power, legal capacity and authority to execute and deliver this Agreement and to perform hereunder and under each other agreement that such Party may execute and deliver in connection herewith.

c) Binding Effect of Documents. This Agreement, when executed and delivered by the Administrative Agent and each of the Lenders, will constitute a valid and legally binding obligation of the Administrative Agent and each of the Lenders, enforceable against the Administrative Agent and each of the Lenders in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

7. Representations and Warranties of the Borrower. Borrower hereby represents, warrants and covenants as follows:

a)Representations in the Loan Agreement and the Other Loan Documents. Each of the representations and warranties made by or on behalf of the Borrower to the Administrative Agent or any Lender in the Loan Agreement or any of the other Loan Documents is true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality or a Material Adverse Effect standard in which case such representations and warranties are true and correct in all respects) on and as of the date of this Agreement, except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct (in compliance with the foregoing standard) as of such earlier date, with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Agreement. All of the information contained in the schedules attached to the Loan Agreement remains true and correct, as the same may have been amended, updated, supplemented or otherwise modified from time to time. No amendments, modifications or other changes have been made to the Borrower’s organizational documents since the Closing Date.

b) Binding Effect of Documents. This Agreement, when executed and delivered by the Borrower, will constitute a valid and legally binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3

c) No Conflict. The execution, delivery and performance of this Agreement by the Borrower will not violate any requirement of law or contractual obligation of the Borrower and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues.

d) Principal Balance. The aggregate principal amount outstanding under the Loan Agreement as of the date hereof is $15,000,000.

8.Loan Document Releases.

a) Each of the Borrower, the Administrative Agent, and each Lender, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (collectively, the “Releasing Parties” and individually, a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each other Releasing Party, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, investment managers, attorneys, employees, agents, legal representatives and other representatives (collectively, the “Releasees” and individually, a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, the “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Loan Agreement, any of the other Loan Documents or any of the transactions hereunder or thereunder, except that the foregoing shall not release, waive or discharge the right to enforce this Agreement (“Excluded Claims”).

b) The Releasing Parties hereby represent to the Releasees that they have not assigned or transferred any interest in any Claims against any Releasee prior to the date hereof.

c) Notwithstanding any provision of law, statutory or otherwise, that provides that a general release does not extend to Claims which a party does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its agreement to settle, the releases set forth in this Section 8 shall apply, in accordance with its terms, to Claims whether known or unknown, contingent or absolute, suspected or unsuspected, accrued or unaccrued, disclosed or undisclosed. Each Releasing Party understands and acknowledges the significance and consequences of the release set forth in this Section 8 and hereby assumes full responsibility for any injuries, damages or losses that it may incur.

d) Each Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

e) Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted, or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

f) Covenant Not to Sue. Each Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim (other than Excluded Claims) released, remised and discharged by any Releasing Party pursuant to Section 8 of this Agreement. If any Releasing Party violates the foregoing covenant, such Releasing Party, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Releasee as a result of such violation.

4

9.Assignment Releases.

a) Each of the Assignee, the Administrative Agent, and each Lender, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (collectively, the “Assignment Releasing Parties” and individually, an “Assignment Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each other Assignment Releasing Party, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, investment managers, attorneys, employees, agents, legal representatives and other representatives (collectively, the “Assignment Releasees” and individually, an “Assignment Releasee”), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, an “Assignment Claim” and collectively, the “Assignment Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Assignment Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Assignment Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Loan Agreement, any of the other Loan Documents or any of the transactions hereunder or thereunder, except that the foregoing shall not release, waive or discharge the right to enforce this Agreement (“Assignment Excluded Claims”).

b) The Assignment Releasing Parties hereby represent to the Assignment Releasees that they have not assigned or transferred any interest in any Assignment Claims against any Assignment Releasee prior to the date hereof.

c) Notwithstanding any provision of law, statutory or otherwise, that provides that a general release does not extend to Assignment Claims which a party does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its agreement to settle, the releases set forth in this Section 9 shall apply, in accordance with its terms, to Assignment Claims whether known or unknown, contingent or absolute, suspected or unsuspected, accrued or unaccrued, disclosed or undisclosed. Each Assignment Releasing Party understands and acknowledges the significance and consequences of the release set forth in this Section 9 and hereby assumes full responsibility for any injuries, damages or losses that it may incur.

d) Each Assignment Releasing Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Assignment Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

e) Each Assignment Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted, or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.

f) Covenant Not to Sue. Each Assignment Releasing Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Assignment Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Assignment Releasee on the basis of any Assignment Claim (other than Assignment Excluded Claims) released, remised and discharged by any Assignment Releasing Party pursuant to Section 9 of this Agreement. If any Assignment Releasing Party violates the foregoing covenant, such Assignment Releasing Party, agrees to pay, in addition to such other damages as any Assignment Releasee may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Assignment Releasee as a result of such violation.

10.Governing Law: Submissions to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A COURT OF COMPETENT JURISDICTION SITTING IN THE STATE OR FEDERAL COURTS OF NEW YORK, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

5

11.Amendments. No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

12. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

13. Counterparts. This Agreement may be executed and delivered via facsimile or other electronic transmission (including .pdf format) with the same force and effect as if an original were executed and may be executed in any number of counterparts, but all of such counterparts will together constitute but one and the same agreement. No party hereto or to any such other Loan Document shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

6

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

BORROWER:

MICROMOBILITY.COM INC. By: /s/ Salvatore Palella Name: Salvatore Palella Title: CEO/Founder

LENDERS:

SECURIS INVESTMENT PARTNERS LLP IN ITS CAPACITY AS INVESTMENT MANAGER FOR AND ON BEHALF OF SECURIS II FUND – SPC,

for and on behalf of

SEGREGATED PORTFOLIO ELEVEN 1ST – ILS,

as a Lender

By: /s/ Herbie Lloyd_____________________

Name: Herbie Lloyd_____________________

Title: CIO___________________________

SECURIS INVESTMENT PARTNERS LLP IN ITS CAPACITY AS INVESTMENT MANAGER FOR AND ON BEHALF OF SECURIS II FUND – SPC,

for and on behalf of

SEGREGATED PORTFOLIO EIGHT –

NON-LIFE AND LIFE,

as a Lender

By: /s/ Herbie Lloyd_____________________

Name: Herbie Lloyd_____________________

Title: CIO___________________________

SECURIS INVESTMENT PARTNERS LLP IN ITS CAPACITY AS INVESTMENT MANAGER FOR AND ON BEHALF OF SECURIS II FUND – SPC,

for and on behalf of

SEGREGATED PORTFOLIO SIX – TCCC,

as a Lender

By: /s/ Herbie Lloyd_____________________

Name: Herbie Lloyd_____________________

Title: CIO___________________________

SECURIS INVESTMENT PARTNERS LLP IN ITS CAPACITY AS INVESTMENT MANAGER FOR AND ON BEHALF OF SECURIS I MASTER FUND,

as a Lender

By: /s/ Herbie Lloyd_____________________

Name: Herbie Lloyd_____________________

Title: CIO___________________________

ADMINISTRATIVE AGENT:

SECURIS INVESTMENT PARTNERS LLP By: /s/ Johnathan Ford___________________ Name: Johnathan Ford ___________________ Title: General Counsel____________________

ASSIGNEE:

YA II PN, LTD.

By: Yorkville Advisors Global, LP

Its: Investment Manager

By:Yorkville Advisors Global II, LLC

Its:General Partner

By: _/s/ Matthew Beckman________________

Name: _Matthew Beckman_______________

Title: Member________________________

SCHEDULE A

[attached]